UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934
Date of Report (DATE OF EARLIEST EVENT REPORTED) November 15, 2010

MASS MEGAWATTS WIND POWER, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MASSACHUSETTS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-32465	04-3402789
(COMMISSION FILE NUMBER NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

95 Prescott Street
Worcester, MA 01605
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Registrant's telephone number, including area code:

(508) 751-5432

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if  the  Form  8-K  filing  is  intended to simultaneously  satisfy the filing obligation of the registrant under any of the following  provisions  (see  General  Instruction  A.2.  below):

☐     Written  communications  pursuant  to Rule 425 under the Securities Act (17 CFR  230.425)

☐     Soliciting  material  pursuant  to  Rule  14a-12 under the Exchange Act (17 CFR  240.14a-12)

☐     Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the Exchange  Act  (17  CFR  240.14d-2(b))

☐     Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the Exchange  Act  (17  CFR  240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Effective November 15,2010, Mass Megawatts Wind Power, Inc.’s stock ticker symbol MMGW.OB is no longer valid. The new stock ticker symbol is MMMW.OB. Mass Megawatts Wind Power Incorporated has been and remains to be a fully compliant SEC reporting company since September 29,2005.

This is the only ticker symbol change since September 30,2005 when Mass Megawatts Wind Power, Inc.’s stock ticker symbol MMGW.PK was no longer valid. At that time, it had changed to MMGW.OB.  Mass Megawatts Wind Power, Inc.’s stock ticker symbol had remained as MMGW.OB since September 30,2005 until last Friday, November 12,2010.

In the past year, the invalid stock ticker symbol MMGW.PK has reappeared on one or more major web sites that list stock quotes showing the currently invalid MMGW.PK with the last stock quote on September 29, 2005 before the stock ticker symbol changed on the next day to MMGW.OB.  On the next day being September 30, 2005 and after achieving full SEC compliance status on September 29,2005, our stock ticker changed to MMGW.OB in order to reflect the full SEC compliance status.

SIGNATURES

Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the Registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned  hereunto  duly  authorized.

MASS MEGAWATTS WIND POWER, INC.
(Registrant)

Dated: November 15,2010	By: /s/ Jonathan C. Ricker
Jonathan C. Ricker
Chief Executive Officer
Chief Financial Officer